UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 30, 2006
ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 35th Street Chicago, IL 60616 (312) 567-4000	1750 Tysons Boulevard Suite 1300 McLean, VA 22102 (703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1 TO FORM 8-K FILED JULY 7, 2006
Item 2.01. Completion of Acquisition or Disposition of Assets
     On July 7, 2006, Alion Science and Technology Corporation (Alion, the Company) filed a Current Report on Form 8-K to report its acquisition of contracts, intellectual property, leases and certain other assets used by Anteon Corporation (Anteon) to provide program management and engineering services to the U.S. Department of Defense. The Company completed the acquisition on June 30, 2006, for approximately $221.4 million in funds it obtained from a draw of a term loan under its existing Senior Term B Credit Facility, additional term loans extended under its existing Senior Term B Credit Facility and a new Bridge Loan Agreement. The purchase price was determined based on arm’s length negotiations among the parties. The Asset Purchase Agreement and the Closing Letter Agreement previously filed as exhibits to the Company’s Current Reports on Form 8-K filed on June 7, 2006, and July 7, 2006, respectively, are incorporated by reference herein. The purpose of this amended Current Report on Form 8-K/A is to provide the financial statements and pro forma financial information, which were omitted from the Company’s Current Report on Form 8-K filed on July 7, 2006.
     The program management and engineering services contracts Alion acquired from Anteon (the APMES contracts) consist almost exclusively of cost type contracts, as measured by revenue, with significant variations in cost structures and cost allocations that affect both expense and related revenue. The APMES contracts never comprised a separate segment of Anteon’s business as Anteon operated as a single segment covering all of its government contracting operations.
     Under the net investment test in Rule 3.05(b) of Regulation S-X, management determined that the acquisition was significant at the 50% level and that it comprised a business rather than a group of assets. Accordingly, the Company is required to provide three years of audited financial information for this acquisition. This Form 8-K/A amends the Form 8-K filed July 7, 2006 and provides audited statements of revenue and direct expenses for the APMES contracts for the three years ended December 31, 2005, an audited statement of the assets acquired and liabilities assumed on June 30, 2006, and unaudited statements of revenue and direct expenses for the six months ended June 30, 2006 and 2005.
     Alion was unable to obtain complete financial information for the APMES contracts that accurately reflected operations as a distinct business or reporting unit since Anteon did not account for the contracts it sold to Alion as a separate legal entity or entities. The Company was unable to determine whether Anteon appropriately allocated to each APMES contract certain required financial information such as:
•	employer costs for fringe benefit expenses;

•	overhead costs;

•	depreciation or amortization for assets not transferred to Alion;

•	corporate selling and general and administrative expenses;

•	“unallowable operating expenses” that constituted indirect costs of performing contracts;

•	debt and/or interest expense; and

•	income taxes.
These items are excluded from the audited and unaudited statement of operations presentation of revenues and direct expenses. The statements of revenue and direct expenses also exclude costs not directly involved in the revenue producing activity. Alion was unable to compile complete balance sheet or statement of operations information for this acquisition, and therefore, the Company cannot provide a statement of cash flows for these contracts.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
•	Report of Independent Registered Public Accounting Firm
•	Statement of Assets Acquired and Liabilities Assumed as of June 30, 2006
•	Statements of Revenues and Direct Expenses of the acquired Anteon contracts for the years ended December 31, 2005, 2004 and 2003
•	Notes to Audited Financial Statements
•	Statements of Revenues and Direct Expenses of the acquired Anteon contracts for the six months ended June 30, 2006 and 2005 (unaudited)
•	Notes to Unaudited Financial Statements
(b)	Unaudited Pro Forma Financial Information

The unaudited pro forma financial information is provided for illustrative purposes only and does not purport to be indicative of the results of operations that would have actually been achieved if the transaction had occurred on the date indicated, nor does it represent a forecast of the consolidated results of operations for any future period.
•	Unaudited Pro Forma Combined Condensed Statements of Operations of the Company for the Fiscal Year Ended September 30, 2006

•	Notes to Unaudited Pro Forma Combined Condensed Statements of Operations of the Company

(d)	Exhibits

Exhibit
Number	Description of Exhibit
10.69	Asset Purchase Agreement dated as of June 4, 2006, by and between Anteon Corporation, Alion Technical Services Corporation and Alion Science and Technology Corporation (1)

10.72	Closing Letter Agreement dated as of June 30, 2006, by and among Alion Science and Technology Corporation, Alion Technical Services Corporation and Anteon Corporation (2)

23.1	Consent of Deloitte & Touche LLP

(1)	Incorporated by reference to the corresponding exhibit previously filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 7, 2006.

(2)	Incorporated by reference to the corresponding exhibit previously filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 7, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Alion Science and Technology Corporation
McLean, Virginia
     We have audited the accompanying statement of assets acquired and liabilities assumed of the acquired Anteon Corporation Program Management and Engineering Services Business (the “APMES Business”) as of June 30, 2006, as described in Note 1, and the related statements of revenues and direct expenses for each of the three years in the period ended December 31, 2005. These statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets acquired and liabilities assumed and related statements of revenues and direct expenses. We believe that our audits provide a reasonable basis for our opinion.
     The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and are not intended to be a complete presentation of Anteon Corporation Program Management and Engineering Services Business’s assets and liabilities or its revenues and expenses.
     In our opinion, such statements present fairly, in all material respects, the assets acquired and liabilities assumed of Anteon Corporation Program Management and Engineering Services Business as of June 30, 2006, described in Note 1, and the related statements of revenues and direct expenses for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
McLean, Virginia
December 18, 2006

APMES Business Acquired from Anteon Corporation
Statement of Assets Acquired and Liabilities Assumed
As of June 30, 2006
(In thousands)

Assets Acquired:
Property, Plant and Equipment (net)	$1,761

Liabilities Assumed:
Accrued Payroll and Related Liabilities	$4,059

The accompanying notes are an integral part of these statements.

APMES Business Acquired from Anteon Corporation
Statements of Revenues and Direct Expenses
For the years ended December 31, 2005, 2004 and 2003
(In thousands)

	2005	2004	2003
Contract revenues	$215,068	$130,027	$81,690
Direct expenses	160,840	94,872	58,289

Gross profit	$54,228	$35,155	$23,401

The accompanying notes are an integral part of these statements.

APMES Business Acquired from Anteon Corporation
As of June 30, 2006
And for the years ended December 31, 2005, 2004, and 2003
(In thousands)
Notes to Financial Statements
(1) Description of Assets Acquired
     On June 30, 2006, Alion Science and Technology Corporation (Alion, the Company) acquired certain assets of Anteon Corporation’s (Anteon) program management and engineering services business (the APMES business, the Business). The APMES business consists of approximately 890 employees who provide substantial technical and operational support to the Department of Defense (DoD), in particular the U.S. Navy and Air Force. The asset acquisition is comprised of several critical DoD contracts, including:
•	Multiple U.S. Navy projects under the SeaPort and SeaPort-E multiple award contracts with the Naval Sea Systems Command

•	Program management and support to the Assistant Secretary of the Air Force for Acquisition Support

•	Other customers/contracts, including the Office of Naval Research, the Space and Naval Warfare Systems Command and the Assistant Secretary of the Navy for Research, Development and Acquisition
     The cost of the acquisition was $225 million less a $3.6 million adjustment for certain assumed liabilities. The Company funded the acquisition with proceeds from a draw of a term loan under its existing Senior Term B Credit Facility, additional term loans extended under its existing Senior Term B Credit Facility and a new Bridge Loan Agreement. The purchase price was determined based on arm’s length negotiations among the parties.
Basis of Presentation
     Under the net investment test in Rule 3.05(b) of Regulation S-X, management determined that the acquisition was significant at the 50% level and that it comprised a business rather than a group of assets. Accordingly, the Company is required to provide three years of audited financial information for this acquisition. This Form 8-K/A amends the Form 8-K filed July 7, 2006, and provides audited combined statements of revenue and direct expenses for the APMES contracts for the three years ended December 31, 2005, and an audited statement of the assets acquired and liabilities assumed on June 30, 2006 (the date of acquisition). The accompanying audited statement of assets acquired and liabilities assumed and statements of revenues and direct expenses have been prepared in accordance with accounting principles generally accepted in the United States of America.
(2) Explanation of the Impracticality of Preparing Full Financial Statements for the Business Acquired
     The accompanying financial statements of the APMES business for the three years ended December 31, 2005 do not represent full financial statements as they do not include information related to the operating, investing and financing cash flows and other information that would constitute full financial statements.
     In the view of management, preparation of full financial statements would be impractical because the operations were carved out of larger operations within Anteon. The contracts acquired from Anteon were not operated as a separate, distinct business. No separate, audited financial statements of the APMES business have ever been prepared. Additionally, management understands that Anteon did not maintain the distinct and separate books, records and accounts necessary to present full financial statements for the Business.
(3) Information related to the Operating, Investing and Financing Cash Flows of the Business Acquired
     Management believes that no meaningful information is available regarding the operating, investing and financing cash flows of the acquired entity because it is not possible to prepare full financial statements for the acquired APMES business. Pursuant to the asset purchase agreement, Alion did not acquire any contract-related assets or liabilities other than the right and obligation to deliver future services to customers under the acquired contracts. Further, Alion did not assume any liabilities except for approximately $0.5 million of unpaid incentive compensation and approximately $3.6 million in accrued unpaid vacation for which Alion received a $3.6 million reduction in purchase price from Anteon. Because the operations were carved out of larger operations within Anteon, it is not possible to determine the cash flows directly attributable to the APMES business.
(4) Significant Accounting Policies
Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of operating results during the reported period. Actual results are likely to differ from those estimates. Alion management does not believe such differences will materially affect the financial position or results of operations of the APMES business.
Revenue Recognition
     Revenue of the APMES business results from technology services under its cost plus fee type contracts. The Business generally recognizes revenue when a contract has been executed, the contract price is fixed or determinable, delivery of the services or products has occurred and collectibility of the contract price is considered probable. The Business applies the percentage of completion method as prescribed in AICPA SOP 81-1, Accounting for Performance on Construction-Type and Certain Production-Type Contracts, to recognize revenue. The Business recognizes revenue on cost-reimbursement contracts as it incurs costs and includes estimated fees earned. The APMES business recognizes the full amount of anticipated losses on any type of contract in the period in which they become known.
     Contracts with agencies of the federal government are subject to periodic funding by the contracting agency concerned. A contract may be fully funded at its inception or ratably throughout its period of performance as services are provided. If management determines contract funding is not probable, it defers revenue recognition until realization is probable. The APMES business records revenue on federal government contracts in amounts it expects to realize. The APMES business defers recognition of revenue and expenses on unpriced change orders and claims until it receives notification that a customer has modified its contract to permit recovery of such costs.
Direct Expenses
     The APMES business includes all expenses directly incurred to generate the revenues of the contracts Alion acquired from Anteon, even where expenses were not allowable or reimbursable under the provisions of the Anteon contracts. Direct expenses include all costs that could be identified directly to specific contracts and tasks acquired from Anteon. These expenses include labor, subcontractor costs, consulting fees, travel expenses, materials and non-reimbursable direct costs. Direct expenses exclude indirect costs that Anteon accumulated in large company-wide expense pools that were allocated to contracts as indirectly associated costs. Such indirect expenses had no direct association with the acquired contracts. Indirect expenses include employer costs such as paid time off, workers’ compensation insurance, social security and Medicare taxes, medical and dental insurance, 401K plan matching contributions, tuition assistance, employee welfare and other benefits, overhead, material handling, and general and administrative expenses.
     Pooled indirect costs include both allowable and non-reimbursable expenses that were not identified with specific contracts or tasks. Costs determined to be unallowable under the Federal Acquisition Regulation were not assigned or allocated to projects as reimbursable revenue-generating expenses, for example: interest expense, amortization expense for separately identified acquisition-related intangible assets, bad debt expense and certain general and administrative expenses.
Property, Plant and Equipment, net
     Leasehold improvements, software and equipment are recorded at cost. Maintenance and repairs that do not add significant value or significantly lengthen an asset’s useful life are charged to current operations. Software and equipment are depreciated over their estimated useful lives (the lesser of five years or the life of the lease) generally using the straight-line method. Leasehold improvements are amortized on the straight-line method over the shorter of the assets’ estimated useful life or the life of the lease. On sale or retirement of an asset, costs and related accumulated depreciation are deducted from the accounts, and any gain or loss is recognized in the consolidated statements of operations.
(5) Property, Plant and Equipment, net
     Property, Plant and Equipment at June 30, 2006, consisted of the following:

Software	$310
Furniture and fixtures	445
Leasehold improvements	978
Hardware	28

Property, Plant and Equipment, net	$1,761

(6) Accrued Payroll and Related Liabilities
     Accrued payroll and related liabilities at June 30, 2006, consisted of the following:

Accrued vacation	$3,590
Accrued incentive compensation	469

Accrued Payroll and Related Liabilities	$4,059

APMES Business Acquired from Anteon Corporation
Statements of Revenues and Direct Expenses
For the Six Months Ended June 30, 2006 and 2005
(In thousands)
(Unaudited)

	2006	2005
Contract revenues	$138,336	$118,954
Direct expenses	100,656	89,214

Gross profit	$37,680	$29,740

The accompanying notes are an integral part of these statements.

APMES Business Acquired from Anteon Corporation
Statements of Revenues and Direct Expenses
For the Six Months Ended June 30, 2006 and 2005
(In thousands)
(Unaudited)
Notes to Financial Statements
(1) Significant Accounting Policies
Basis of Presentation
     The accompanying unaudited interim statements of revenues and direct expenses have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (SEC) regarding interim financial reporting. Accordingly, they do not include all of the information and notes required by accounting principles generally accepted in the United States of America for complete financial statements. These statements are prepared on the accrual basis of accounting.
Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of operating results during the reported period. Actual results are likely to differ from those estimates. Alion management does not believe such differences will materially affect the results of operations of the APMES business.
Revenue Recognition
     Revenue of the APMES business results from technology services under its cost plus fee type contracts. The Business generally recognizes revenue when a contract has been executed, the contract price is fixed or determinable, delivery of the services or products has occurred and collectibility of the contract price is considered probable. The Business applies the percentage of completion method as prescribed in AICPA SOP 81-1, Accounting for Performance on Construction-Type and Certain Production-Type Contracts, to recognize revenue. The Business recognizes revenue on cost-reimbursement contracts as it incurs costs and includes estimated fees earned. The APMES business recognizes the full amount of anticipated losses on any type of contract in the period in which they become known.
     Contracts with agencies of the federal government are subject to periodic funding by the contracting agency concerned. A contract may be fully funded at its inception or ratably throughout its period of performance as services are provided. If management determines contract funding is not probable, it defers revenue recognition until realization is probable. The APMES business records revenue on federal government contracts in amounts it expects to realize. The APMES business defers recognition of revenue and expenses on unpriced change orders and claims until it receives notification that a customer has modified its contract to permit recovery of such costs.

Direct Expenses
     The APMES business includes all expenses directly incurred to generate the revenues of the contracts Alion acquired from Anteon, even where expenses were not allowable or reimbursable under the provisions of the Anteon contracts. Direct expenses include all costs that could be identified directly to specific contracts and tasks acquired from Anteon. These expenses include labor, subcontractor costs, consulting fees, travel expenses, materials and non-reimbursable direct costs. Direct expenses exclude indirect costs that Anteon accumulated in large company-wide expense pools that were allocated to contracts as indirectly associated costs. Such indirect expenses had no direct association with the acquired contracts. Indirect expenses include employer costs such as paid time off, workers’ compensation insurance, social security and Medicare taxes, medical and dental insurance, 401K plan matching contributions, tuition assistance, employee welfare and other benefits, overhead, material handling, and general and administrative expenses.
     Pooled indirect costs include both allowable and non-reimbursable expenses that were not identified with specific contracts or tasks. Costs determined to be unallowable under the Federal Acquisition Regulation were not assigned or allocated to projects as reimbursable revenue-generating expenses, for example: interest expense, amortization expense for separately identified acquisition-related intangible assets, bad debt expense and certain general and administrative expenses.

Item 9.01(b) Unaudited Pro Forma Combined Condensed Statements of Operations
     The unaudited pro forma adjustments are based upon available information and assumptions that Alion believes are reasonable. The unaudited pro forma combined condensed statements of operations and related notes should be read in conjunction with Alion’s historical financial statements as previously filed with the Securities and Exchange Commission on December 1, 2006, in the Company’s Annual Report on Form 10-K for the year ended September 30, 2006.
     These unaudited pro forma combined condensed statements of operations are prepared for informational purposes only and are not indicative of future results or of actual results that would have been achieved had the acquisition of assets been consummated as of October 1, 2005.

Alion Science and Technology Corporation
Pro Forma Combined Condensed Statements of Operations
For the Fiscal Year Ended September 30, 2006
(In thousands except share and per share information)
(Unaudited)

						Alion
			Pro			Pro Forma
		APMES	Forma			Combined
	Alion	Business	Adjustments	Notes		Condensed
Contract revenue	$508,628	$191,362	$—			$699,990
Direct contract expense	381,467	141,510	—			522,977

Gross profit	127,161	49,852	—			177,013

Total operating expenses	129,466	—	7,500	(a	)	136,966

Operating income (loss)	(2,305)	49,852	(7,500)			40,097
Other income (expense):
Interest income	590	—	—			590
Interest expense	(29,691)	—	(15,277)	(b	)	(44,968)
Other	317	—	—			317

Net (loss) income before income taxes	(31,089)	49,852	(22,777)			(4,014)

Income tax expense	(26)	—	—			(26)

Net (loss) income	$(31,115)	$49,852	$(22,777)			$(4,040)

Basic and diluted loss per share	$(6.19)					$(0.80)

Basic and diluted weighted average common shares outstanding	5,029,670					5,029,670

The accompanying notes are an integral part of these statements.

Alion Science and Technology Corporation
Pro Forma Combined Condensed Statements of Operations
For the Fiscal Year Ended September 30, 2006
(In thousands except share and per share information)
(Unaudited)
Notes to Financial Statements
(1)	Basis of Pro Forma Presentation

The unaudited pro forma combined condensed statements of operations for the fiscal year ended September 30, 2006, give effect to the Anteon asset acquisition as if it had occurred on October 1, 2005, the first day of the Company’s fiscal year. Results of operations for the acquired contracts for the period from October 1 through December 31, 2005, the first quarter of the acquirer’s fiscal year, are included in the audited statements of revenues and direct expenses included elsewhere in this Current Report on Form 8-K/A. Results of operations for the acquired contracts for the period from July 1 through September 30, 2006, the fourth quarter of the Company’s fiscal year, are included in the Company’s financial statements for the fiscal year ended September 30, 2006, included in the Company’s Annual Report on Form 10-K filed on December 1, 2006.

Based upon the preliminary purchase price allocation, the total purchase price exceeded the net assets acquired when adjusted to fair market value and resulted in goodwill of approximately $174.0 million. The purchase price allocation is preliminary and subject to change based upon the completion of the valuation of the intangible assets acquired. The effects of the purchase accounting for the transaction are included in the audited balance sheets of Alion Science and Technology Corporation included in the Company’s Annual Report for the fiscal year ended on September 30, 2006 filed on Form 10-K on December 1, 2006.

The results of operations of the APMES business are not necessarily indicative of the results expected by Alion. The unaudited pro forma financial information is provided for illustrative purposes only and does not purport to be indicative of the results of operations that would have actually been achieved if the transaction had occurred on the date indicated, nor does it represent a forecast of the consolidated results of operations for any future period.

(2)	Pro Forma Adjustments

The unaudited pro forma adjustments are based upon available information and assumptions that Alion believes are reasonable. The unaudited pro forma combined condensed statements of operations and related notes should be read in conjunction with Alion’s historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission on December 1, 2006. The Company made adjustments to the unaudited pro forma combined condensed financial information to reflect the following:

(a)	Pro forma adjustment to reflect $7,500 of expense for amortization of intangibles associated with the APMES contracts.
(b)	Pro forma adjustment to reflect $15,277 in incremental interest expense associated with the Term B Senior Credit Facility and the Bridge Loan Agreement using Alion’s 9.2% weighted average interest rate for the fiscal year ended September 30, 2006.
(3)	Operating Expenses

The pro forma statements of operations are not indicative of our operations going forward because they necessarily exclude various operating expenses. Pro forma estimated operating expenses exclude $12,415 in employer fringe benefit expenses and $23,570 in overhead, general and administrative, and other operating expenses of the APMES business that Anteon allocated to the APMES contracts. Pro forma estimated operating expenses also exclude “unallowable” expenses related to the APMES business that were not recoverable from customers as the Company has no information upon which to make a reasonable estimate.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: December 18, 2006

Alion Science and Technology Corporation
By:	/s/ John M. Hughes
John M. Hughes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.69	Asset Purchase Agreement dated as of June 4, 2006, by and between Anteon Corporation, Alion Technical Services Corporation and Alion Science and Technology Corporation (1)

10.72	Closing Letter Agreement dated as of June 30, 2006, by and among Alion Science and Technology Corporation, Alion Technical Services Corporation and Anteon Corporation (2)

23.1	Consent of Deloitte & Touche LLP

(1)	Incorporated by reference to the corresponding exhibit previously filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 7, 2006.

(2)	Incorporated by reference to the corresponding exhibit previously filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 7, 2006.